Q4 FY2010 Financial Results Slides Bob L. Corey - SVP/CFO and Acting CEO Mike Seaton – VP WW Sales and Customer Support August 2, 2010 © 2010 Extreme Networks Inc. All rights reserved Exhibit 99.2

Risk on Forward-Looking Statements
© 2010 Extreme Networks Inc. All rights reserved

This presentation contains forward-looking statements that involve risks and uncertainties, including statements regarding the Company’s financial performance, acceptance of the
Company’s newer products in the market and its expectations regarding its products.  Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including, but not limited to: a challenging macro-economic environment both in the United States and overseas; fluctuations in demand for the Company’s products and services; a highly competitive business environment for network switching equipment; its effectiveness in controlling expenses, the possibility that the Company might experience delays in the development of new technology and products; customer response to its new technology and products; the timing of any recovery in the global economy;
risks related to pending or future litigation, and a dependency on third parties for certain components and for the manufacturing of the Company’s products.  The Company undertakes no obligation to update the forward-looking information in this release.  More information about potential factors that could affect the Company’s business and financial results is included in its filings with the Securities and Exchange Commission, including, without limitation, under the captions: “Management’s Discussion and Analysis of Financial Condition and Results
of Operations,” and “Risk Factors,” which are on file with the Securities and Exchange
Commission.”

Cautionary Statement on Pro Forma Results
With the exception of revenue and the number of
shares outstanding, all of the charts that follow refer
to non-GAAP operating results unless stated
otherwise.  Non-GAAP operating results exclude the
effective restructuring charges, stock-based
compensation, and cost associated with litigation
settlement.
A GAAP to non-GAAP reconciliation is provided at the
end of this presentation.
© 2010 Extreme Networks Inc. All rights reserved

Our Vision © 2010 Extreme Networks Inc. All rights reserved Page 4 A fully connected world enabled by Ethernet everywhere.

Our Mission © 2010 Extreme Networks Inc. All rights reserved Page 5 Deliver high performance, innovative products and superior services to ensure the success of our customers & partners.

Q4’09 Q1’10 Q2’10 Q3’10 Q4’10
Product 64.8 50.8 64.5 63.2 70.6
Service 16.5 15.6 14.9 15.0 14.8
Total Revenue ($M) 81.3 66.3 79.4 78.2 85.5
Gross Margin (%)
56.8% 55.7%
58.0% 58.3% 57.4%
Research & Development ($M)
13.3 13.2
11.8 10.9 11.7
Sales & Marketing ($M)
22.8 21.3
23.9 24.2 25.3
General & Administrative ($M)
7.0 6.9
6.1 5.7 6.4
Total Operating Expense ($M) 43.1 41.4
41.8 40.9 43.4
Operating Expense (%)
53.1% 62.5%
52.6% 52.3% 50.8%
Operating Margin (%)
3.8% -6.8% 5.4% 6.2% 6.6%

Pro Forma Financial Highlights
© 2010 Extreme Networks Inc. All rights reserved

Q4FY10 Revenue Results
Total revenue up 9% sequentially and up
5% year over year
Product revenue up 12% sequentially and
up 9% year over year
Americas product revenue up 17%
sequentially due to strong sales in
education market and pickup in wireless
EMEA product revenue up 22% due to
stronger service provider business
Service revenue remained stable
© 2010 Extreme Networks Inc. All rights reserved

Supply Chain Management
Inventory investment decreased from $23.6 to
$21.8 million quarter over quarter
Turnover at 6X
Continued improvements to integrate sales
forecasting and materials requirements
planning
Continuous Supply Chain engagement
© 2010 Extreme Networks Inc. All rights reserved

Q4FY10 Sales by Geography
Total Americas revenue up 11% sequentially and 4%
year over year; product revenue increased 17%
sequentially and 11% year over year
EMEA total revenue increased 18% sequentially and
16.5% year over year; product revenue up 22% both
sequentially and year over year
Asia Pacific total revenue declined 15% sequentially
and 16% year over year; product revenue down 18%
sequentially and 21% year over year
Delayed large purchases from service providers in
India and Korea

© 2010 Extreme Networks Inc. All rights reserved

Q4FY10 Revenue Trends © 2010 Extreme Networks Inc. All rights reserved Page 10 40.0 50.0 60.0 70.0 80.0 90.0 Q309 Q409 Q110 Q210 Q310 Q410 Fiscal Quarter Total Revenue Product Service

Q4 FY10 Revenue Trends © 2010 Extreme Networks Inc. All rights reserved Page 11 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 Q409 Q110 Q210 Q310 Q410 Fiscal Quarter Asia EMEA Americas

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410
Service Revenue
Asia
EMEA
Americas
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410
Total Revenue
Asia
EMEA
Americas
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410
Product Revenue
Asia
EMEA
Americas
Revenue Breakdown by Geography

© 2010 Extreme Networks Inc. All rights reserved

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Q3'07 Q4'07 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10
Enterprise % Service Provider %
Enterprise/Service Provider Bookings and
Stackable/Modular Revenue Trend

© 2010 Extreme Networks Inc. All rights reserved
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410
Modular Stackable

- Overall gross margin was 57.4% as expected
  - Excluding one-time favorable impact in Q3, margin up 0.5% from prior quarter
- Product GM was 57.4% as expected
  - Favorable warranty impact in Q3
- Service GM decreased to 57.7% due to lower revenue

Q4FY10 Margins Page 14 © 2010 Extreme Networks Inc. All rights reserved

Gross Margin Trends
© 2010 Extreme Networks Inc. All rights reserved

Q409 Q110 Q210 Q310 Q410
Product GM %
55.3% 53.4% 58.0% 58.0% 57.4%
Service GM %
62.5% 63.0% 57.9% 59.8% 57.6%
Total GM%
56.8% 55.7% 58.0% 58.3% 57.4%
40.0%
50.0%
60.0%
70.0%
ProForma Gross Margin Trends

Q4FY10 Operating Expenses
© 2010 Extreme Networks Inc. All rights reserved

Sales & Marketing up $1.2M from prior quarter
due to higher commissions
R&D up $700k from prior quarter driven by
timing of project development cost
G&A up $700k from prior quarter due to higher
fees related to litigation

Operating Expense Trend

© 2010 Extreme Networks Inc. All rights reserved
Q409 Q110 Q210 Q310 Q410
R&D Exp
13.3 13.2 11.8 10.9 11.7
S&M
22.8 21.3 23.9 24.2 25.3
G&A
7.0 6.9 6.1 5.7 6.4
% of Revenue
53.0% 62.4% 52.6% 52.2% 50.8%
40.0%
45.0%
50.0%
55.0%
60.0%
0
5
10
15
20
25
30
35
40

Q4’09 Q1’10 Q2’10 Q3’10 Q4’10
Cash & Investments ($M) 127.4 130.7 135.4 127.9 132.4
Cash Flow from Operations ($M)
8.7 4.1 6.1 (7.2)* 6.3
Accts Receivable ($M) 37.6 36.2 40.6 36.6 42.1
DSO 42 50 47 43 45
Inventory ($M) 12.4 16.2 16.6 23.6 21.8
EBITDA – Pro-Forma 4.8 (2.9) 5.6 6.1 6.9
Headcount (Regular)
786 788 730 715 740

Q4 FY10 Balance Sheet Metrics
© 2010 Extreme Networks Inc. All rights reserved
* Reflected increased inventory investment for anticipated Q4 demand

Q1 FY11 Guidance
© 2010 Extreme Networks Inc. All rights reserved

Total Q1 revenue of $81-$84 million
Total Gross Margin of 57% - 59%
Pro-Forma Operating Income of $3.5M-$6.0M
EPS of $.04 to $.06

Financial Model
© 2010 Extreme Networks Inc. All rights reserved

Gross Margin of 57%-59%
Research & Development of 13%-14%
Sales & Marketing of 25%-26%
General & Administrative of 7%-8%
Operating Income of ~11%

GAAP to NON-GAAP Reconciliation
© 2010 Extreme Networks Inc. All rights reserved

June 27, June 28, June 27, June 28,
2010 2009 2010 2009
Net income - GAAP Basis
3,412 $      883 $         227 $                2,815 $
Non-GAAP adjustments
Stock-based compensation expense 1,664 $      1,224 $      6,235 $            3,854 $
Restructuring charge 235            153            4,238                2,245
Litigation settlement 968            -             968                   -
Total Non-GAAP adjustments 2,867 $      1,377 $      11,441 $          6,099 $
Net income - Non-GAAP Basis
6,279 $      2,260 $      11,668 $          8,914 $
Non-GAAP Adjustments
  Cost of product revenue 285 $         97 $           628 $                205 $
  Cost of service revenue 161            80               523                   253
  Sales and marketing 461            426            1,853                1,349
  Research and development 372            392            1,695                1,240
  General and administrative 524            229            1,675                807
  Restructuring charge 235            153            4,238                2,245
  Litigation settlement 829            -             829                   -
  Total Non-GAAP adjustments 2,867 $      1,377 $      11,441 $          6,099 $
Three Months Ended Twelve Months Ended

© 2010 Extreme Networks Inc. All rights reserved Thank you